Exhibit 99.1
PMFG, Inc. WEDBUSH 2nd Annual Clean Technology & Industrial Growth MAC 2010 San Francisco, CA September 15, 2010 (Parent Company of Peerless Mfg. Co.)

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact contained in this presentation are forward-looking statements. These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and our industry in general. Statements that include the words "expect," "intend," "plan," "believe," "project," "forecast," "estimate," "may," "should," "anticipate" and similar statements of a future or forward-looking nature identify forward-looking statements. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to, the following: (1) changes in the economy generally or in the markets in which we operate, including the power generation, natural gas infrastructure and petrochemical and processing industries; (2) changes in the price, supply or demand for natural gas; (3) changes in current environmental legislation; (4) increased competition; (5) changes in our ability to conduct business outside the United States, including changes in foreign laws and regulations; (6) decreased demand for our products; (7) risks associated with our recent acquisition of Nitram Energy, Inc., including the integration of Nitram's operations with those of the Company and the significant indebtedness that we incurred in connection with this acquisition; (8) the effects of U.S. involvement in hostilities with other countries and large-scale acts of terrorism, or the threat of hostilities or terrorist acts; (9) the effects of natural disasters; and (10) loss of the services of any of our senior management or other key employees. Other important information regarding factors that may affect the Company's future performance is included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010 and other public reports that the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of other events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material. PMFG, Inc. 2

Headquarters: Dallas, Texas Facilities: Engineering, and sales offices in the United States, Canada, U.K., and Singapore. Licensees in Japan, India, France and Germany Manufacturing facilities in United States and China and a manufacturing Licensee in France. Employees: Approximately 400 Structure: Delaware corporation Segments: Process Products and Environmental Systems Leading provider of custom-engineered systems and products designed to help ensure that the delivery of energy is safe, efficient and clean Company Overview PMFG, Inc. 3

PMFG, Inc. Business Structure 4

Growth in natural gas production, processing, storage and distribution infrastructure - Domestic Rapid growth of energy infrastructure expected in developing countries New shale gas and offshore gas needs infrastructure to get to market New Natural Gas power Generation replaces older Coal Power Generation. New Nuclear power Generation Noise attenuation demand Market Drivers World Natural Gas Production 2005-2030 Market Statistics Source: EIA, June 2008 Worldwide natural gas consumption is expected to grow 52% from 2005 to 2030 Approximately $108+ billion of new investment in pipeline assets by 2030 U.S. natural gas pipeline consists of over 300,000 miles of pipelines in the lower 48 states (Source: EIA) Process Products - Market Drivers PMFG, Inc. Notes: Sources: Energy Information Administration, and ICF International submission to INGAA Foundation 5

Environmental Systems - Market Drivers PMFG, Inc. 6 New and more stringent environmental regulations. CAIR Boiler MACT NESHAP New Ambient ozone standards CO2 Legislation and energy efficiency CAFE New Power Generation Domestically Capacity additions Replacement of old inefficient dirty coal Distributive Generation Peaker Power Wind & Solar back-up Emergency Internationally Energy independence Capacity additions Market Drivers EPA Proposal Cuts Pollution from Power Plants in 31 States and D.C. / Rule would reduce smog- and soot- forming emissions contributing to unhealthy air Release date: 07/06/2010 The transport rule would reduce power plant emissions of sulfur dioxide (SO2) and nitrogen oxides (NOx) to meet state-by-state emission reductions. By 2014, the rule and other state and EPA actions would reduce SO2 emissions by 71 percent over 2005 levels. NOx emissions would drop by 52 percent

Modules Diagram ( in a sample configuration ) CEFCO Modules CEFCO Manufacturing License Agreement PMFG, Inc.

Blue Chip Customer Base PMFG, Inc. 8 OEM Direct (End User) EPC Contractor Value Proposition Engineering Expertise Quality Performance Service Relationship Delivery Dependability Quality Technical Support Service Financial Strength Geographically diversified customer base No dependence on any one single customer or group of customers Backlog at 06/30/10 was $96 million

Highly tailored sales and marketing effort - channels: Independent sales reps (~60 worldwide) Internal sales force Distributors Recently strengthened regional sales capabilities Contract wins in Saudi Arabia, China, and Latin America Global Expansion 9 PMFG, Inc. United States Western Europe Asia Canada - Manufacturing Facility In China (40,000 sq. ft.) - Sales, Eng. & Admin. facility in Singapore - Licensees in India and Japan - Sales Facility In Canada - 8 Facilities (Executive Offices, Manufacturing, Admin. and Sales) - Sales, Eng. & Admin. Facility in U.K. - Licensees in Germany and France Middle East - Regional Sales Office in Qatar

Current Position Years in Industry Peter Burlage Chief Executive Officer 18 Henry Schopfer Chief Financial Officer Sean McMenamin V.P. - Manufacturing 20 David Taylor V.P. - Business Development & Asia/Pacific Operations 20 Jon Segelhorst V.P. - Sales & Marketing 1 Melissa Beare V.P. & General Counsel 3 Officer Prior Experience Experienced Management Team With an average industry experience of 15 years, we believe our management team has the ability to identify, pursue and succeed in taking advantage of opportunities in our target markets. Warren Hayslip Chief Operating Officer 25 PMFG, Inc. 18 10

11 PMFG, Inc. Competitive Landscape

Invest in engineering talent and technical expertise Offer more complete systems to customers Enhance pursuit of high-growth international markets Pursue selective acquisitions Expand technology and product offerings to better meet customer needs Improve manufacturing processes to be more competitive globally Growth Strategy PMFG, Inc. 12

Financial Overview PMFG, Inc. 13

14 PMFG, Inc. Selected Summary Financial Metrics (Fiscal Year Ending June 30th) (CHART) (CHART) (CHART) (CHART) ($ Millions) ($ Millions) (A) Non GAAP (A) (A)

15 (CHART) (CHART) (CHART) (CHART) PMFG, Inc. Selected Summary Financial Metrics (Fiscal Year Ending June 30th) ($ Millions) ($ Millions) ($ Millions) ($ Millions) (A) (A)

Investment Highlights Favorable Market Trends Growth in worldwide natural gas infrastructure New capacity needs for power generation globally Increasing environmental regulations Recent Activity Suggests Sector in Initial Recovery Increasing backlog ($96MM at 06/30/10) Recent Investments Position PMFG Well for Recovery Diverse set of product and system offerings Established manufacturing plant in China and strengthened regional sales capabilities Improved Financial Profile - Generating Cash and Reducing Debt Seasoned Management Team With Ability to Further Drive Strategic Consolidation 16 PMFG, Inc.

Thank you. PMFG, Inc. 17 Mr. Henry G. Schopfer, Chief Financial Officer PMFG, Inc. 14651 North Dallas Parkway, Suite 500 Dallas, Texas 75254 Phone: (214) 357-6181 Fax: (214) 351-4172 www.peerlessmfg.com